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- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                          SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C.  20549
                                ---------------------
                                       FORM S-8
                                REGISTRATION STATEMENT
                                        UNDER
                              THE SECURITIES ACT OF 1933
                                ---------------------


                                 TYLAN GENERAL, INC.
                (Exact name of Registrant as specified in its charter)
                                ---------------------

        Delaware                                      04-2659273
  (State or other jurisdiction                    (I.R.S. Employer
of incorporation or organization)                Identification Number)

    15330 Avenue of Science                              92128
           San Diego, CA                               (Zip code)
(Address of principal executive offices)

                               1994 STOCK OPTION PLAN
                               (Full title of the plan)
                                ---------------------

                                   David J. Ferran
                        Chief Executive Officer, President and
                                Chairman of the Board
                                 TYLAN GENERAL, INC.
                               15330 Avenue of Science
                                 San Diego, CA 92128
                       (Name and address of agent for service)

                                    (619) 618-1990
            (Telephone number, including area code, of agent for service)
                                ---------------------

                                      Copies to:

                                D. Bradley Peck, Esq.
                                COOLEY GODWARD CASTRO
                                  HUDDLESON & TATUM
                           4365 Executive Drive, Suite 1100
                                 San Diego, CA 92121
                                    (619) 550-6000
                                ---------------------


                           CALCULATION OF REGISTRATION FEE


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- ----------------------------------------------------------------------------------------------------------------------------------
                                                                         Proposed             Proposed
                                                                         maximum               maximum
   Title of securities                            Amount to           offering price          aggregate              Amount of
    to be registered                            be registered           per share(1)         offering price(1)    registration fee
- ----------------------------------------------------------------------------------------------------------------------------------
Common Stock $.001 par value                    350,000 shares          $9.5625                $3,346,875           $1,155
- ----------------------------------------------------------------------------------------------------------------------------------
- ----------------------------------------------------------------------------------------------------------------------------------


(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h)(1). The price per share and the aggregate offering price are calculated on the basis of the average of the high and low sales prices of Registrant's Common Stock on June 17, 1996 as reported on the Nasdaq National Market for shares issuable under the 1994 Plan.

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- --------------------------------------------------------------------------------



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                      INCORPORATION BY REFERENCE OF CONTENTS OF
                         REGISTRATION STATEMENTS ON FORM S-8


    The contents of Registration Statement on Form S-8 No. 33-89684 filed with the Securities and Exchange Commission on February 23, 1995 are incorporated by reference herein.


ITEM 8.  EXHIBITS.

EXHIBIT
NUMBER

4.1      Amended and Restated Certificate of Incorporation of Registrant.(1)

4.2      By-laws of Registrant, as amended.(1)

5.1      Opinion of Cooley Godward Castro Huddleson & Tatum.

23.1     Consent of Deloitte & Touche LLP, Independent Auditors.

23.2     Consent of Cooley Godward Castro Huddleson & Tatum is contained in
         Exhibit 5.1 to this Registration Statement.

24.1     Power of Attorney is contained on the signature pages.

99.1     1994 Stock Option Plan, as amended.

_____

(1) Filed as an exhibit to the Registration Statement on Form S-1 (No. 33-87470) on December 16, 1994, or amendments thereto, and incorporated herein by reference.

                                          2

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                                      SIGNATURES

    THE REGISTRANT. Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of San Diego, State of California, on June 18, 1996.


                                  TYLAN GENERAL, INC.


                                  By:  /s/ DAVID J. FERRAN
                                       --------------------------------
                                       David J. Ferran
                                       Chairman of the Board, President
                                       and Chief Executive Officer
                                       (PRINCIPAL EXECUTIVE OFFICER)

                                  POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints David J. Ferran, David L. Stone and Michael A. Grandinetti, and each or any of them, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or any of them, or his substitutes or substitute, may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.



SIGNATURE                                TITLE                             DATE

 /s/ DAVID J. FERRAN     Chairman of the Board, President             June 18, 1996
- --------------------     and Chief Executive Officer
   David J. Ferran       (PRINCIPAL EXECUTIVE OFFICER)

 /s/ DAVID L. STONE      Executive Vice President, Chief Financial    June 18, 1996
- -------------------      Officer and Secretary (PRINCIPAL FINANCIAL
   David L. Stone        AND ACCOUNTING OFFICER)

 /s/ LARRY L. HANSEN     Director                                     June 18, 1996
- --------------------
   Larry L. Hansen

 /s/ DERRICK N. KEY      Director                                     June 18, 1996
- ------------------
   Derrick N. Key


                                          3

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


 /s/ MICHAEL H. KHOUGAZ   Director       June 18, 1996
- -----------------------
   Michael H. Khougaz

 /s/ ARTHUR C. SPINNER    Director       June 18, 1996
- ----------------------
   Arthur C. Spinner

 /s/ WADE WOODSON         Director       June 18, 1996
- ------------------
   Wade Woodson


                                          4

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                                    EXHIBIT INDEX

                                                                      SEQUENTIAL
EXHIBIT NO.                DESCRIPTION                                  PAGE NO.

4.1           Registrant's Restated Certificate of Incorporation,
              as amended.(1)                                               --

4.2           Registrant's Amended By-laws.(1)                             --

5.1           Opinion of Cooley Godward Castro Huddleson & Tatum.           7

23.1          Consent of Deloitte & Touche LLP, Independent Auditors.       9

23.2          Consent of Cooley Godward Castro Huddleson & Tatum.
              Reference is made to Exhibit 5.1.                             --

24.1          Power of Attorney.  Reference is made to page 4.              --

99.1          1994 Stock Option Plan, as amended.                          10

______________________

(1) Filed as an exhibit to the Registration Statement on Form S-1 (No. 33-87470) on December 16, 1994, or amendments thereto, and incorporated herein by reference.

                                          5